UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 18, 2007
MASTEC, INC.
(Exact Name of Registrant as Specified in Its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

Florida	0-08106	65-0829355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 S. Douglas Road, 12th Floor, Coral Gables, Florida 33134
(Address of Principal Executive Offices) (Zip Code)
(305) 599-1800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1 Jorge Mas Employment Agreement

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 18, 2007, MasTec, Inc., a Florida corporation (the “Company” or “Mastec”), entered into a new employment agreement with Jose Ramon Mas, the Company’s President and Chief Executive Officer, effective as of April 18, 2007 (the “Agreement”).
     The term of the Agreement will continue until the Agreement is terminated in accordance with the terms and provisions thereof, and provides that Mr. Mas will be paid an annual salary of $500,000. The Agreement also provides that Mr. Mas shall be eligible for annual performance bonuses of up to his base salary based on the achievement of goals established by the Compensation Committee of the Board of Directors. Pursuant to the terms of the Agreement, Mr. Mas shall receive 100,000 shares of the Company’s common stock which vest, based on continued service and his compliance with certain negative covenants as set forth in the Agreement, on the fifth anniversary of the Agreement (the “Restricted Stock”). The Restricted Stock will vest immediately upon termination of the Agreement so long as Mr. Mas is not terminated for cause (as such term is defined in the Agreement). Following termination of employment by the Company without cause or by Mr. Mas for good reason, Mr. Mas will receive his base salary, an amount equal to the average of the performance bonuses he received during the term of the Agreement and benefits from the date of termination for twelve months. If there is a change of control of MasTec during the employment term, Mr. Mas will be entitled to one and a half times his base salary and average performance bonuses during the term of the Agreement, a gross-up payment if an excise tax is triggered, the immediate vesting of any previously unvested options and restricted stock and the continuation of benefits as provided in the Agreement. The Agreement also contains confidentiality, non-competition and non-solicitation provisions. The foregoing description of the Agreement is qualified in its entirety by the Agreement which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
10.1 Employment Agreement between Mastec, Inc. and Jose Ramon Mas entered into as of April 18, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTEC, INC.
Date: April 20, 2007	By:	/s/ C. Robert Campbell
C. Robert Campbell
Executive Vice President and Chief Financial Officer

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